SUPPLEMENTAL INFORMATION
FOR THE PERIOD ENDING 3-31-01



                           [THE ST JOE COMPANY LOGO]

                            FORWARD LOOKING STATEMENT

This document contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as "anticipate", "expect", "estimate", "intend", "plan", "goal", "believe" or other words of similar meaning. All forward-looking statements, by their nature, are subject to risks and uncertainties. The Company's actual future results may differ materially from those set forth in the Company's forward-looking statements. In particular, discussions regarding (a) the size and number of commercial buildings and residential units; (b) development timetables, development approvals and the ability to obtain approvals; (c) anticipated price ranges of developments; (d) the number of units that can be supported upon full build-out; (e) absorption rates; and (f) expected gain on land sales are forward-looking statements. For further information about forward-looking statements, the reader should consult the disclosures contained in the periodic reports filed by the Company with the Securities and Exchange Commission. and in the Company's other written materials.



[The St. Joe Company Logo]

SUPPLEMENTAL INFORMATION - ST. JOE COMMERCIAL
FOR THE PERIOD ENDING 3-31-01



                           [THE ST. JOE COMPANY LOGO]

ST. JOE COMMERCIAL
LAND POSITIONS HELD FOR INVESTMENT
MARCH 31, 2001
($ IN THOUSANDS)



                                                                                             ENTITLED              ORIGINAL
                                              MARKET                       ACRES             SQ. FT.(A)              COST
                                              ------                       -----             ----------            --------
SOUTHEAST
---------
Glenlake                                    Atlanta, GA                     18.2                850,000
Parkstone Plaza                             Chantilly, VA                   19.1                240,000
Lakeside at Frisco Bridges                  Dallas, TX                      60.3              1,458,000
3001 Knox                                   Dallas, TX                       2.5                245,000
Westchase                                   Houston, TX                      4.5                150,000
Oak Park at Westchase                       Houston, TX                     54.9              1,460,000
                                                                           -----             ----------
                                                                           159.5              4,403,000
                                                                           -----             ----------

NORTHEAST FLORIDA
-----------------
Golfway Center                              St. Augustine, FL               23.3                167,500
Currington                                  Jacksonville, FL                 0.3                      -
                                                                           -----             ----------
                                                                            23.6                167,500
                                                                           -----             ----------
CENTRAL FLORIDA
---------------
Millenia Park                               Orlando, FL                     21.7                592,000
                                                                           -----             ----------

SOUTH FLORIDA
--------------
Beacon Square at Boca                       Boca Raton, FL                  18.3                282,000
                                                                           -----             ----------

                              TOTAL                                        223.2              5,444,500            $ 72,000
                                                                           =====             ==========            ========


(a) Excludes entitlements related to land parcels that have been developed.

ST. JOE COMMERCIAL
PROJECTS UNDER DEVELOPMENT
MARCH 31, 2001



                                                                                                      CONSTRUCTION
                                                                        NET RENTABLE                   COMPLETION     STABILIZATION
                                          MARKET          OWNERSHIP %   SQUARE FEET     LEASED %          DATE             DATE
                                          ------          -----------   ------------    --------      ------------    -------------
SOUTHEAST
---------
CAREington Int'l.                       Dallas, TX            100%            74,000       100%           3Q/01            3Q/01
                                                                        ------------

NORTHWEST FLORIDA
-----------------
Southwood(a)                          Tallahassee, FL         100%            88,000         0%           1Q/02            1Q/03
                                                                        ------------

NORTHEAST FLORIDA
-----------------
TNT Logistics(a)                     Jacksonville, FL         100%            99,000        70%           1Q/02            3Q/02
Golfway Center (Tree of Life)(a)     St. Augustine, FL        100%            69,000        75%           4Q/01            3Q/02
                                                                        ------------
                                                                             168,000
                                                                        ------------

SOUTH FLORIDA
-------------
IBM                                   Boca Raton, FL          100%           160,000       100%           2Q/01            3Q/01
                                                                        ------------
                                                                             160,000
                                                                        ------------

                              TOTAL                                          490,000
                                                                        ============


(a) Currently in predevelopment.

ST. JOE COMMERCIAL
PORTFOLIO OF OPERATING PROPERTIES
MARCH 31, 2001
($ IN THOUSANDS)



                                                                                       NET                          ANNUAL
                                                                          # OF       RENTABLE      LEASED        NET OPERATING
                                          MARKET       OWNERSHIP %     BUILDINGS     SQ. FT.     PERCENTAGE       INCOME(D)
                                          ------       -----------     ---------     -------     ----------       ----------
INVESTMENT PROPERTY PORTFOLIO
-----------------------------
Prestige Place                        Clearwater, FL       100%             2        143,000          95%           $ 5,439
Harbourside                           Clearwater, FL       100%             1        147,000          76%             1,315
Lakeview                                 Tampa, FL         100%             1        125,000          94%             1,394
Palm Court                               Tampa, FL         100%             1         62,000          93%               618
Westside Corporate Center             Plantation, FL       100%             1        100,000          95%             1,276
280 Interstate North                    Atlanta, GA        100%             1        126,000          92%             1,366
Southhall Center (a)                    Orlando, FL        100%             1        155,000          97%             1,948
                                                                           --        -------          --             ------
                                                                            8        858,000          92%            13,356
                                                                           --        -------          --             ------

DEVELOPMENT PROPERTY PORTFOLIO
------------------------------
CNL Center                              Orlando, FL        50%              1        346,000          94%             6,500 (e)(f)
Millenia Park One                       Orlando, FL        50%              1        158,000          85%             2,500 (e)(f)
Alliance Bank Building(b)               Orlando, FL        50%              1         71,000          86%               555 (e)
NCCI(c)                               Boca Raton, FL      100%              1        290,000         100%             4,844
355 Alhambra                         Coral Gables, FL      45%              1        224,000          40%             4,966 (e)(f)
Park Center                           Panama City, FL     100%              2         23,000          87%               197
Deerfield Commons I                     Atlanta, GA        40%              1        122,000          97%             1,767 (e)
Westchase Corporate Center              Houston, TX        93%              1        184,000          74%             2,500 (e)(f)
                                                                           --      ---------          --           --------
                                                                            9      1,418,000          83%            23,829
                                                                           --      ---------          --           --------

                              TOTAL                                        17      2,276,000          86%          $ 37,185
                                                                           ==      =========          ==           ========


(a) Property acquired on April 2, 2001.
(b) Property expected to be redeveloped.
(c) Property sold on April 12, 2001.
(d) Represents budgeted net operating income.
(e) All information is shown at 100%.
(f) Represents proforma net operating income at stabilization.

SUPPLEMENTAL INFORMATION - ARVIDA
FOR THE PERIOD ENDING 3-31-01



                           [THE ST JOE COMPANY LOGO]

                                                      ------------------------------------------------------   -----------
ST. JOE/ARVIDA                                                        WALTON COUNTY
DESCRIPTION OF COMMUNITIES                            WATERCOLOR        WATERSOUND      CAMP CREEK GOLF CLUB   SUMMERWOOD
As of March 31, 2001                                  ------------------------------------------------------   -----------

YEAR SALES BEGIN                                         2000              2001                 2003               1998


YEAR OF COMPLETION                                       2009              2010                 2003               2002


ACRES IN COMMUNITY                                        499               256                1,203                 79


TOTAL PLANNED UNITS
              Arvida Built                                374               140                   20                152
              Retail Lots/Outside Builder                 766               410                    0                 67
                                                        -----              ----                -----               ----
                     TOTAL                              1,140               550                   20                219


SALES, AS OF MARCH 31, 2001
             Arvida Built                                  36                 0                    0                112
             Retail Lots/Outside Builder                   77                 0                    0                 67
                                                        -----              ----                -----               ----
                    TOTAL                                 113                 0                    0                179


REMAINING TO BE SOLD
             Arvida Built                                 338               140                   20                 40
             Retail Lots/Outside Builder                  689               410                    0                  0
                                                        -----              ----                -----               ----
                    TOTAL                               1,027               550                   20                 40

STABILIZED ABSORPTIONS                                     95                65                   20                 48
ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)          $400 - $1,000+     $900 - $1,000+            $325              $120 - 175

LOT PRICING (IN THOUSANDS)
                                                   $150 - $1,000+     $200 - $1,000+


AMENITIE                                                Resort            Resort          36 Holes of Golf          Pool
                                                      Beach Club        Beach Club
                                                      Boat House      Tennis Facility
                                                   Tennis Facility
                                                         Parks
                                                  Pedestrian Trails


                                                ------------------------------------------------------------------------------
                                                                               BAY COUNTY
                                                WOODRUN       HAMMOCKS   BAY COUNTY LOT PROGRAM    HUNTINGTON    W. LAKE POWELL
                                                ------------------------------------------------------------------------------

YEAR SALES BEGIN                                  1998          2000               2000              2001              2004


YEAR OF COMPLETION                                2001          2006               2016              2005              2018


ACRES IN COMMUNITY                                  25           143                225               138             1,550


TOTAL PLANNED UNITS
              Arvida Built                          22           475                  0               268             1,145
              Retail Lots/Outside Builder           29             0                447                 0               755
                                                  ----          ----               ----               ---             -----
                     TOTAL                          51           475                447               268             1,900


SALES, AS OF MARCH 31, 2001
             Arvida Built                           20             8                  0                 0                 0
             Retail Lots/Outside Builder            21             0                 11                 0                 0
                                                  ----          ----               ----               ---             -----
                    TOTAL                           41             8                 11                 0                 0


REMAINING TO BE SOLD
             Arvida Built                            2           467                  0               268             1,145
             Retail Lots/Outside Builder             8             0                436                 0               755
                                                  ----          ----               ----               ---             -----
                    TOTAL                           10           467                436               268             1,900

STABILIZED ABSORPTIONS                                                               25                 90              150
ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)         $225       $90 - $150                            $95 - $150      $175 - 400+

LOT PRICING (IN THOUSANDS)
                                                  $ 32                           $30 - $35                         $105 - $120


 AMENITIES                                        None         Tot lots            None                Pool      18 Holes of Golf
                                                              Bike Paths                                            Beach club

                                                                                                                  CAPITOL
                                                                    GULF COUNTY                                   REGION
                                            ---------------------------------------------------------            ----------
ST. JOE/ARVIDA                              THE POINT AT ST JOE BEACH  MEXICO BEACH       SABAL BEACH            SOUTHWOOD
DESCRIPTION OF COMMUNITIES                  -------------------------------------------------------------------------------
AS OF MARCH 31, 2001

YEAR SALES BEGIN                                       2001                  2003                2004                 2000


YEAR OF COMPLETION                                     2005                  2015                2020                 2020


 ACRES IN COMMUNITY                                      80                   946                 810                3,800


 TOTAL PLANNED UNITS
             Arvida Built                                 1                   150                   0                2,707
             Retail Lots/Outside Builder                111                   615               1,600                1,543
                                                                              ---               -----                -----
                    TOTAL                               112                   765               1,600                4,250


 SALES, AS OF MARCH 31, 2001
             Arvida Built                                 0                     0                   0                   34
             Retail Lots/Outside Builder                  0                     0                   0                   31
                                                        ---                   ---               -----                -----
                    TOTAL                                 0                     0                   0                   65


 REMAINING TO BE SOLD
             Arvida Built                                 1                   150                   0                2,673
             Retail Lots/Outside Builder                111                   615               1,600                1,512
                                                                              ---               -----                -----
                    TOTAL                               112                   765               1,600                4,185

STABILIZED ABSORPTIONS                                   31                    50                 120                  265
ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)                                     250+                               $115 - $300

LOT PRICING (IN THOUSANDS)                           $90 - $400+         $90 - $600+             150+             $40 - $125

 AMENITIES                                           Beach club           Beach club          Beach club        18 holes of golf
                                                       Marina               Marina              Marina         Pedestrian trails
                                                                                                                Aquatic facility
                                                                                                                 Tennis facility
                                                                                                                  Clubhouse (AA)
                                                                                                                   Beach Club


                                             CAPITOL REGION                                    JACKSONVILLE
                                             --------------        ----------------------------------------------------------------
ST. JOE/ARVIDA                                  SUMMERCAMP          RIVERTOWN     JAMES ISLAND   ST. JOHN'S G. & C.C.  HAMPTON PARK
DESCRIPTION OF COMMUNITIES                   --------------------------------------------------------------------------------------
AS OF MARCH 31, 2001

YEAR SALES BEGIN                                   2003                2000            1999              2001              2001


YEAR OF COMPLETION                                 2013                2018            2003              2006              2004


 ACRES IN COMMUNITY                                 750               4,346             194               820               150


 TOTAL PLANNED UNITS
             Arvida Built                           450                                 365               533               158
             Retail Lots/Outside Builder            150                 N/A               0               266                 0
                                                    ---               -----             ---               ---               ---
                    TOTAL                           600                                 365               799               158


 SALES, AS OF MARCH 31, 2001
             Arvida Built                             0                   0             209                33                 0
             Retail Lots/Outside Builder              0                  21               0                25                 0
                                                    ---               -----             ---               ---               ---
                    TOTAL                             0                  21             209                58                 0


 REMAINING TO BE SOLD
             Arvida Built                           450                                 156               500               158
             Retail Lots/Outside Builder            150                 N/A               0               241                 0
                                                    ---               -----             ---               ---               ---
                    TOTAL                           600                                 156               741               158

STABILIZED ABSORPTIONS                               60                 N/A              90               140                70
ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)      $250 - $450+             N/A         $175 - $450      $175 - $350        $200 - $350

LOT PRICING (IN THOUSANDS)                      $75 - $250+             N/A                           $30 - $70


 AMENITIES                                      Beach club           Marina       Tennis facility    18 holes of golf
                                                 Marina        18 holes of golf        Pool              Clubhouse
                                            Pedestrian trails      Clubhouse       Sports fields     Aquatic facility
                                                                Aquatic facility      Tot lot          Sports fields
                                                                  Sports fields                          Tot lots

                                                   CENTRAL FLORIDA    SOUTH FLORIDA     MIDATLANTIC OPERATIONS
                                                  -------------------------------------------------------------
ST. JOE/ARVIDA                                     VICTORIA PARK     JUPITER WOODS     INCLUDING SAUSSY BURBANK
DESCRIPTION OF COMMUNITIES                        -------------------------------------------------------------
AS OF MARCH 31, 2001

YEAR SALES BEGIN                                         2001              2001                1999


YEAR OF COMPLETION                                       2011              2006               Ongoing


 ACRES IN COMMUNITY                                      1859               175               N/A


 TOTAL PLANNED UNITS
             Arvida Built                               2,630               326
             Retail Lots/Outside Builder                  993                 0               N/A
                                                        -----               ---
                    TOTAL                               3,623               326


 SALES, AS OF MARCH 31, 2001
             Arvida Built                                   2                 0                99
             Retail Lots/Outside Builder                    3                 0                 0
                                                        -----               ---               ---
                    TOTAL                                   5                 0                99


 REMAINING TO BE SOLD
             Arvida Built                               2,628               326
             Retail Lots/Outside Builder                  990                 0               N/A
                                                        -----               ---
                    TOTAL                               3,618               326

STABILIZED ABSORPTIONS                                   440                102              400+
ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)            $120 - $300        $225 - $350       $110 - $380

LOT PRICING (IN THOUSANDS)                            $45 - $75

 AMENITIES                                        18 holes of golf         Pool            Varies By
                                                     Clubhouse          Club House         Community
                                                   Clubhouse (AA)
                                                  Aquatic facility
                                                   Sports fields



Note: Some of the projects discussed above are in various stages of planning and development and some have not obtained all of the necessary development permits and entitlements.